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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 16, 1998

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                             BISCAYNE APPAREL, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State of other jurisdiction of incorporation)

         1-9635                                      65-0200397
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(Commission File Number)                    (IRS Employer Identification No.)


         1373 BROAD STREET
         CLIFTON, NEW JERSEY                               07013
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(Address of principal executive offices)                 (Zip Code)


                                  973-473-3240
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               Registrant's telephone number, including area code


       Biscyane Holdings, Inc. 2665 South Bayshore Drive, Miami, Fl 33133
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          (Former name of former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The accounting firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served Biscayne Apparel, Inc. (the "Company") as its independent accountants with respect to calendar years 1991-1997. Effective June 16, 1998, Coopers & Lybrand was dismissed by the Company's Board of Directors (pursuant to the Company's delivery of a letter of dismissal) based upon, among other things, the recommendation of the Company's Audit Committee. During the Company's two most recent calendar years, and during the subsequent interim period through the time of dismissal, there were no (i) disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or
(ii) reportable events as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. Coopers & Lybrand's reports on the financial statements of the Company for the two most recent calendar years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Upon recommendation by the Audit Committee, the Company's Board of Directors engaged Richard A. Eisner & Company as the Company's independent accountants for calendar year 1998, effective as of June 16, 1998. During the Company's two most recent fiscal years and the subsequent period through the date of engagement, Richard A. Eisner & Company was not consulted regarding any matters set forth in paragraphs
(a)(2)(i) or (ii) of Item 304 of Regulation S-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (a) & (b)       N/A

            (c)             Exhibits

                            16 Acknowledgment Letter from Coopers & Lybrand L.L.P. regarding its dismissal as the Company's independent public accountants.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BISCAYNE APPAREL, INC.


Dated: June 16, 1998                     By: /s/ Peter Vandenberg, Jr.
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                                            Peter Vandenberg, Jr.
                                            President, Treasurer, COO & CFO